UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  December 17, 2002

                                   0-15898
                            (Commission File Number)
                        ______________________________


                        CASUAL MALE RETAIL GROUP, INC.
            (Exact name of registrant as specified in its charter)


              Delaware					         04-2623104
	(State of Incorporation)			    (IRS Employer
                                             	Identification Number)


              555 Turnpike Street, Canton, Massachusetts  02021
            (Address of registrant's principal executive office)


                           (781) 828-9300
                    (Registrant's telephone number)

                   -------------------------------------

















Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.		Description
99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.          Regulation FD Disclosure.

On December 17, 2002, Casual Male Retail Group, Inc., a Delaware corporation (the "Company"), filed its Quarterly Report on Form 10-Q for the quarterly period ended November 2, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

The information included or incorporated herein, including the exhibits referenced above, is furnished pursuant to Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information, including such exhibits, be deemed incorporated by reference in any filing under the Securities Act of 1933 except to the extent, if any, set forth by specific reference in such a filing.



























                              Index to Exhibits

Exhibit No.		Description

99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.














































                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CASUAL MALE RETAIL GROUP, INC.
                                           By:	  /s/ Dennis R. Hernreich
                                           -----------------------------------
                                           Name:  Dennis R. Hernreich
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


Date:  December 17, 2002